EXHIBIT 10(q)(3)

                                    CNA
                           Commercial Governance
                                 Liability
                       Financial Insurance Division


DATE:  May 26, 1994

FAX: (708) 564-4169

TO: Robina Fisher

FROM: Mark Tomlinson
TEL: (312) 822-2137
FAX: (312) 822-5716

RE: Richardson Electronics Ltd.: Policy #600028634

Robina;

Please accept this as evidence that coverage, as quoted, has been bound on the above captioned insured effective 5/31/94. If you need anything else please call.

Sincerely, Mark